UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2007

Modtech Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25161	33-0825386
(Commission File Number)	(IRS Employer Identification No.)

2830 Barrett Avenue, Perris, CA	92571
(Address of Principal Executive Offices)	(Zip Code)

(951) 943-4014
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On April 2, 2007, Modtech Holdings, Inc. issued a press release reporting the results of operations for the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1

The company held a telephone conference call and audio webcast on April 2, 2007 that had been announced to, and was broadly accessible by, the public for the expressed purpose of discussing the results of operations for 2006 announced in the press release attached as Exhibit 99.1. A transcript of the telephone conference call and audio webcast is attached as Exhibit 99.2.

Some statements in the transcript may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. These factors are discussed further in the company's other filings with the Securities and Exchange Commission. The forward-looking statements are made as of the date of the transcript and the company assumes no obligation to update such statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated April 2, 2007
99.2 Transcript of Conference Call held April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 3, 2007

Modtech Holdings, Inc.

by: /s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer